UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

NewAge, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 566-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On February 16, 2021, NewAge, Inc.(the “Company”) entered into a Securities Purchase Agreement (the “SPA”) between the Company and certain Purchasers named therein pursuant to which the Company agreed to sell to the Purchasers, in a private placement (the “Private Placement”) pursuant to Section 4(a)(2) and Regulation D under the Securities Act of 1933, as amended (the “Act”), (a) 14,636,482 shares of Common Stock (the “Shares”) and (b) warrants (the “Warrants”) to purchase 7,318,241 shares of Common Stock. At Closing, the Company will receive gross proceeds of $57,960,469. The Company has agreed to provide customary indemnification to the Purchasers and their affiliates. The Private Placement is expected to close on or about February 18, 2021, subject to customary conditions.

Roth Capital Partners (the “Placement Agent”) acted as the exclusive placement agent in connection with the Private Placement under the terms of an Engagement Agreement, dated February 15, 2021, between the Company and the Placement Agent under which the Placement Agent will receive 7% of the gross proceeds of the Private Placement.

Registration Rights Agreement

On February 16, 2021, the Company entered into a Registration Rights Agreement between the Company and certain Purchasers named therein pursuant to which, among other things, the Company agreed to file a registration statement under the Act registering the resale of the Shares and the shares of Common Stock underlying the Warrants no later than 30 days after closing.

Warrants

At closing, under the SPA, the Company will issue the Warrants. The Warrants entitle the Purchasers to acquire an aggregate of 7,318,241 shares of Common Stock. The Warrants have an initial exercise price of $5.00 per share, subject to adjustment in certain circumstances. The Warrants are exercisable until the third anniversary of the effectiveness of the registration statement to be filed under the Registration Rights Agreement. Exercise of the Warrants is subject to a beneficial ownership limitation of 4.99% (or 9.99% at the option of the Purchasers).

The summary of the Warrant, SPA, and Registration Rights Agreement in this Current Report on Form 8-K is qualified by reference to the full text of the Form of Warrant, SPA, and Registration Rights Agreement, which are included as Exhibits 4.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The SPA has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Company or its subsidiaries and affiliates. The representations, warranties and covenants in the SPA were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to the SPA, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SPA, which subsequent information may or may not be fully reflected in public disclosures by the Company or its subsidiaries or affiliates.

ITEM 2.02. Results of Operations and Financial Condition.

On February 16, 2021, the Company issued a press release regarding its preliminary results for the three months ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.2. The information contained in this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Shares and Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and Rule 506 of Regulation D promulgated thereunder.

ITEM 7.01. Regulation FD Disclosure.

On February 16, 2021, the Company issued a press release announcing the Company’s entry into the Purchase Agreement and the terms of the Private Placement, a copy of which is filed as Exhibit 99.1.

The information under Item 7.01 and in Exhibit 99.1 of this report is being furnished and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this report are not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant

10.1*	Securities Purchase Agreement, dated February 16, 2021

10.2	Registration Rights Agreement, dated February 16, 2021

99.1	Press Release dated February 16, 2021 regarding the Private Placement

99.2	Press Release dated February 16, 2021 regarding Preliminary Financial Results

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the U.S. Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: February 17, 2021	By:	/s/ Brent Willis
Brent Willis
Chief Executive Officer